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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2005

ACCURIDE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	333-50239	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN		47715
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On April 29, 2005, Accuride Corporation issued the press release attached hereto as Exhibit 99.1, announcing that Gunite Corporation, a subsidiary of Accuride Corporation, entered into a new collective bargaining agreement. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press Release of Accuride Corporation, dated April 29, 2005.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION
Date: April 29, 2005	/s/ JOHN R. MURPHY John R. Murphy Executive Vice President—Finance and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 29, 2005, entitled "Gunite Rockford Employees Ratify A New Collective Bargaining Agreement."

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  Item 8.01. Other Events
  Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX